THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE WASATCH FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE FUNDS. THE PROSPECTUS GIVES DETAILS ABOUT CHARGES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                 WASATCH FUNDS
                              68 South Main Street
                           Salt Lake City, Utah 84101
                                1 (800) 551-1700

                       LETTER FROM THE INVESTMENT ADVISOR
                                 MARCH 31, 1997

Dear Shareholder:

OVERVIEW

For the first time since 1994 stock and bond funds were both down, on average, for the first quarter. Diversified stock funds lost nearly two percent. The average small-cap growth fund lost 12.5 percent. Performing worst of all among small and aggressive growth funds were the so-called momentum funds. In several cases they lost over 20 percent in the first quarter. Stocks in the Wasatch Funds did better. We think there's a reason and many market experts agree. The earnings growth of large companies that has driven this market over the last two years is beginning to slow down, while the earnings growth rates of companies Wasatch has invested in, on average, are rising. Even though earnings have been rising, the stock prices of small- and mid-size companies have remained relatively flat. The current valuations of small- and mid-size companies look extremely attractive to us. By comparison, large company stocks have gotten expensive to buy while at the same time the companies' earnings growth has slowed. Smaller companies, on the other hand, are reporting higher profits while their stock prices remain relatively cheap. Sooner or later investors will see that small companies have better prospects and their stocks can be bought for a bargain. We don't know when this will happen, but when it does the stock prices of small companies will begin to rise.

We are pleased to report that over the last several months we have successfully accomplished our objectives of investing in companies with exceptional earnings growth prospects and buying stocks at reasonable prices. These objectives are central to our investment philosophy which states that, "over the long run, earnings growth drives stock prices." In the short term we strongly encourage our shareholders to maintain the discipline and patience required to successfully invest in small- and mid-size companies. We believe that this is not the time to change investment strategies.

As you are probably aware, the Wasatch Funds use a team approach to investment decision-making. This quarter, in an effort to ensure greater responsibility for decisions made on behalf of individual funds, we strengthened the lead manager role and realigned the managers of the Aggressive Equity and Growth Funds. Beginning February 1, 1997, Sam Stewart took over lead manager responsibilities for the Growth Fund and Jeff Cardon became lead manager for the Aggressive Equity Fund. The switch was made because we felt Sam Stewart's investment style was more suited to the Growth Fund's investment objectives, while Jeff Cardon's style was a better fit for the Aggressive Equity Fund. The Funds will continue to be managed by the same Wasatch team. We believe our team approach will be strengthened by having lead managers who are more accountable and have greater decision-making power.

Decisions to buy U.S. Treasury securities for the Wasatch-Hoisington U.S. Treasury Fund are based on top-down economic analysis by the Fund's sub-adviser, Hoisington Investment Management Company. This type of analysis is well-suited to bond investing, but is very different from the bottom-up, securities analysis Wasatch uses to decide which stocks to buy. The Fund's lead manager, Van R. Hoisington and his team, which includes Dr. Lacy Hunt, assess national and international interest rate trends, changes in inflationary pressures and the value of long treasury bonds relative to inflation. Hoisington believes today's economic environment of low inflation and continued stability are favorable conditions for investing in long-term U.S. Treasury bonds. Currently, the Fund remains invested in U.S. Treasury bonds of maximum maturities. Hoisington believes the Fund is an excellent choice for investors who are sufficiently patient to deal with short-term volatility in bond yields.

                                                              ANNUALIZED
                                         1ST               -----------------
INDEX                                  QUARTER   1 YEAR    5 YEARS  10 YEARS
-------------------------------------------------------------------------------
S&P 500 Index                           2.7%      19.8%     16.4%     13.4%
S&P MidCap 400 Index                   (1.5)%     10.6%     13.7%     13.6%
Russell 2000 Index                     (5.2)%      5.1%     12.8%      9.4%
Nasdaq Composite Index                 (5.4)%     10.9%     15.1%     11.0%
Lipper Growth Funds Index              (0.3)%     12.0%     13.4%     11.6%
Lehman Bros. Gov't./Corp. Bond Index   (0.9)%      4.5%      7.3%      8.1%


                                                      ANNUALIZED
                                          ---------------------------------
                        1ST                                        SINCE
WASATCH FUNDS         QUARTER    1 YEAR   5 Years   10 YEARS  COMMENCEMENT<F1>
-------------------------------------------------------------------------------
Mid-Cap               (15.8)%   (12.8)%      -         -          10.9%
Micro-Cap              (6.6)%     1.2%       -         -          25.6%
Aggressive Equity      (7.0)%    (5.3)%    10.3%     11.0%        12.6%
Growth                 (1.4)%     5.2%     13.5%     12.4%        13.0%
U.S. Treasury          (3.9)%     3.1%      5.4%      7.6%         7.5%

<F1> Commencement of operations for the Aggressive Equity, Growth and U.S.
     Treasury Funds is December 6, 1986; for the Mid-Cap Fund, August 16, 1992; and for the Micro-Cap Fund, June 19, 1995.


   The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

LOOKING AHEAD

Large companies have recently lost some of their luster as previously robust stock price momentum has shown signs of slowing. While we do not expect small- and mid-size company stocks to bounce back on top over night, we do believe the die has been cast for these stocks to return to favor. The smaller companies Wasatch has invested in have a lot going for them-outstanding earnings growth potential, plenty of room for stock price increases and a world full of likely investors who may be thinking that now smaller company stocks look more interesting than large company stocks.

We believe recent declines in stock prices are not related to economic concerns. It is likely that falling stock prices have more to do with anticipated reports of weaker earnings by a few large companies and investors' legitimate fears that stock prices have risen too high in some sectors of the market. From an economic standpoint the investment climate remains healthy. Inflation has been moderate and global and domestic economies have continued to expand. We believe the Federal Reserve Board's slight increase in interest rates is a short-term move to restrain monetary conditions which will ultimately cause inflation to recede further. Wasatch believes today's economic conditions are favorable for investing in small- and mid-size companies. Current market conditions have presented the Wasatch investment team with many opportunities to buy reasonably-priced stock in companies we believe to be "America's Best Growth Companies."*

The Wasatch team is optimistic about the outlook for small- and mid-size company stocks. We are confident we have invested in companies that have the potential to contribute positively to the performance of the Wasatch equity funds. We are excited by the long-term prospects of the Wasatch-Hoisington U.S. Treasury Fund, and believe it is well-positioned to take advantage of favorable economic conditions.

We enjoy serving the investment needs of our shareholders. While we cannot predict what the market holds in store, we can promise that we will remain disciplined in the application of our investment strategies so that our shareholders will have the potential to benefit from the Wasatch team's investments in small- and mid-size companies.

*These are companies we believe possess an identifiable, sustainable competitive advantage, are underfollowed, undervalued, well-managed and have sufficient "headroom" in their markets to double their size in five years.


WASATCH MID-CAP FUND

The investment environment continues to be challenging for the Wasatch Mid-Cap Fund, which is our most aggressive Fund, and other funds that invest in rapidly growing companies. Many aggressive growth-style funds are down more than 20 percent for the quarter. These funds, including the Mid-Cap Fund, have struggled to regain momentum since the market declined early last summer.
Early in 1996, the Mid-Cap Fund's performance was hampered by several companies that reported disappointing earnings. Beginning late last year, the companies we were invested in reported strong earnings growth that is in line with our expectations. In the first quarter, the earnings growth rate for the portfolio as a whole was approximately 33 percent. This is well above the Fund's aggressive goal of investing in companies that are capable of 25 percent annual earnings growth. We feel good about the Fund's position even though first quarter returns were down. We attribute this to the generally depressed stock prices of small- and mid-size companies in the overall market, rather than to companies that fell short of our expectations. In addition, a large percentage of the Fund's holdings are in smaller, fast growing technology companies which have been particularly hard hit by stock price declines.

Even though this market environment has not been ideal for the Fund, it has presented opportunities for Wasatch to invest in some excellent companies at attractive prices. We have followed some of these companies for a long time waiting for the price-to-earnings (P/E) ratio to decline to a level that fairly reflects the earnings growth potential. Now we are finding that the stock prices of many of these companies have dropped to within our range. Wasatch is excited because we believe we have taken the opportunity to upgrade the overall quality and expected earnings growth rate of the Mid-Cap Fund's portfolio without paying higher prices. We feel confident that the stocks held in the Fund have plenty of room to appreciate and will begin moving up when investors once again turn their attention and assets to investments in high-growth small- and mid-size companies.


OUTLOOK

Wasatch cannot predict whether stock prices will go up or down in the coming quarter. What we have seen is that over time the Fund's total return performance can be dramatic when we buy rapidly growing companies at reasonable prices and those companies meet our earnings expectations while we own them. In recent quarters we have captured a high growth rate and our companies, on average, have met our expectations. While we have not been immediately rewarded in this market environment, we continue to project high earnings growth for the Mid-Cap Fund's portfolio. We believe the Fund is well-positioned to benefit when the stock prices of fast growing small- and mid-size companies begin to appreciate.

We will continue to do our best to meet the Fund's investment objectives and serve the needs of our shareholders. We believe that in order to take full advantage of investments in aggressive growth funds like the Wasatch Mid-Cap Fund, shareholders should foster patience and discipline as well as maintain focus on their own long-term investment objectives.


FIVE LARGEST STOCK HOLDINGS - AS OF MARCH 31, 1997

      COMPANY                           INDUSTRY            % OF NET ASSETS
  -------------------------------------------------------------------------
 Express Scripts, Inc., Class A    Health Care Services          9.8%
 OEA, Inc.                         Transportation                9.8%
 Tecnomatix Technologies Ltd.      Computer Software             5.8%
 Phoenix Technologies Ltd.         Computer Software             5.2%
 Micrel, Inc.                      Semiconductors                5.2%


WASATCH MICRO-CAP FUND

It is frustrating for the Wasatch team and Micro-Cap Fund shareholders alike when the Fund's returns are down as they were in the first quarter. It is even more frustrating when we know the Fund has invested in small companies with earnings growth prospects that can knock the socks off most large companies, and yet no one notices. At least not on Wall Street. For the past several years, the majority of stock market investors have favored large companies and the trend has been to invest in large-cap stocks. The stocks of small companies have been largely ignored and were left out of the latest market rally. We believe this is just the most recent case of some sectors of the market being driven higher by the emotions of investors. Eventually, however, we believe fundamentals will make a difference and long-term returns will reflect the wisdom of our philosophy that "earnings growth drives stock prices."

This quarter, companies the Micro-Cap Fund has invested in are meeting or beating our expectations for earnings growth. The current price-to-earnings (P/E) ratio for companies held in the Fund averages 25, while the projected earnings growth rate for the rest of 1997 is more than 25 percent. This is an indication that the Fund is well-positioned for the future.

Stock prices for Micro-Cap* companies are extremely attractive right now. It is an exciting time to invest in the stocks of these relatively tiny companies. We have been able to buy the stocks of some high-quality companies that were previously too expensive. We have spent the quarter repositioning the Fund and have sold some of our "good" companies to make way for the "great" companies we have had the opportunity to buy. With our bottom-up research process we keep our finger on the pulse of the micro-cap world so we know the companies we would like to own stock in and the prices we are willing to pay. Buying stocks of high-quality companies at reasonable prices is one way we seek to help shareholders get the most from their investments in the Fund. We think the Fund is in an excellent position to benefit when investors begin to take notice of the outstanding earnings growth potential of small companies.

*THE WASATCH MICRO-CAP FUND GENERALLY INVESTS IN COMPANIES THAT HAVE MARKET CAPITALIZATIONS OF LESS THAN $150 MILLION AT THE TIME OF INITIAL PURCHASE.


OUTLOOK
It has been a long time since we have had so many opportunities to invest in companies we believe have exceptional earnings growth prospects. A year ago when stock prices were higher the challenge was to invest in companies that were unlikely to let us down. This year, with the stock prices of small companies at lower levels, we are faced with the dilemma of deciding which "great" company we should invest in. There is a lot more room for small company stock prices to appreciate. With every passing day we become more excited about the outlook for the Micro-Cap Fund. We believe Micro-Cap Fund shareholders have plenty of reasons to be optimistic about the Fund's future.


FIVE LARGEST STOCK HOLDINGS - AS OF MARCH 31, 1997

      COMPANY                           INDUSTRY            % OF NET ASSETS
  -------------------------------------------------------------------------
 National Dentex Corp.             Business Services             6.8%
 Sunstone Hotel Investors,
    Inc. REIT                      Real Estate                   5.8%
 Day Runner, Inc.                  Personal Products             5.2%
 Varsity Spirit Corp.              Personal Products             4.4%
 Fine Host Corp.                   Retail                        4.2%


WASATCH AGGRESSIVE EQUITY FUND

Returns for the Wasatch Aggressive Equity Fund, like most other funds that invest in small companies, were down in the first quarter. Since mid-1996 small company stock prices have continued to weaken in an investing environment that has been dominated by large company stocks. The stock prices of large companies have risen to levels we believe are not sustainable given their earnings growth outlook. In contrast, the stock prices of small companies, as a whole, have been pushed down and yet they continue to report robust earnings growth. The high-quality small companies the Aggressive Equity Fund has invested in have excellent fundamentals and outstanding earnings growth prospects. At some point we expect these attributes to be rewarded by stock price increases.

We believe a key indicator of how well a stock will perform over the long run is the company's ability to produce growth in earnings per share. The companies Wasatch has invested in for the Aggressive Equity Fund have average earnings growth rates of around 25 percent. With the price-to-earnings (P/E) ratio at 17 times year-end earnings there is plenty of room for stock prices to appreciate. By comparison, projected earnings growth rates for the S&P 500 Index are around 7 percent and the P/E ratio is at 17.

This quarter, we used price weakness in the small-cap sector to our advantage. We bought the stocks of some exceptional companies that we have wanted to own but previously felt were too expensive. Buying the stocks of high-quality companies at reasonable prices helps us position the Fund to do well in the future.


OUTLOOK

In the short run, small company stock prices may continue to lag. We do not think the superior earnings growth potential of small companies can be denied forever. In fact, we think the groundwork is being laid for a prolonged period of small-cap outperformance. It is worth noting that we believe the recent case of small-cap underperformance is an anomaly. Small company stocks have historically outperformed large company stocks. We are confident that the Aggressive Equity Fund is well-positioned for the time when small company stocks return to favor.

We encourage Aggressive Equity Fund shareholders to compare the unusually attractive stock prices and outstanding earnings growth potential of small companies with the high prices and much lower earnings growth prospects of large companies. When they do, we think they will agree that small-cap growth investing should play an important role in a smart investment strategy-now and in the future.


FIVE LARGEST STOCK HOLDINGS - AS OF MARCH 31, 1997

      COMPANY                           INDUSTRY            % OF NET ASSETS
  -------------------------------------------------------------------------
 National Health Investors,
    Inc. REIT                      Real Estate                   9.3%
 OEA, Inc.                         Transportation                5.3%
 General Nutrition Cos., Inc.      Retail                        5.2%
 O'Reilly Automotive, Inc.         Retail                        4.3%
 Express Scripts, Inc. Class A     Health Care Services          4.1%


WASATCH GROWTH FUND

The Wasatch Growth Fund is the most conservative and stable of all the Wasatch equity funds. It is designed to consistently capture the earnings growth of companies that have the potential to grow steadily and more predictably than some of the fast-growing companies held in other Wasatch Funds. That is why the Growth Fund is typically less affected by price declines but may not see the dramatic price increases of more aggressive funds. During the volatile market conditions of the past six months the Fund behaved as we expected. The Growth Fund finished a tough first quarter slightly down, but right in line with its peers in the Lipper Growth Funds Index.

Since mid-1996 the investing environment has been challenging for funds, like the Growth Fund, that invest in small- and mid-size companies. Large company stocks have received most of the attention and consequently the assets of investors seeking to capitalize on the short-term price momentum of large companies. We believe the earnings growth rates of large companies are not sustainable over the long run and neither are the current return levels for large company stocks.


OUTLOOK

In the short term we cannot predict whether stock prices will move up or down. Through our years of experience we have found that over the long run, earnings growth drives stock prices. Wasatch invests in small- to mid-size companies because we believe those companies have the best prospects for long-term earnings growth. We are wholeheartedly pursuing the Growth Fund's strategy of investing in stable companies that have the potential to meet our minimum annual earnings growth target of 15 percent and we insist on paying reasonable prices for stocks. Overall, we are extremely pleased with the excellent fundamentals and growth prospects of companies held by the Fund. We are excited by recent opportunities to buy the stocks of outstanding companies at attractive prices.

Investments in companies that have the potential to consistently deliver earnings growth and stocks with room for price increases put the Fund in a favorable position to meet its investment objectives. We feel confident that the future of investing in small- and mid-size companies is bright. The Growth Fund will continue to apply its conservative investment style to find stable companies capable of predictable earnings growth. These are the types of investments that typically reward the Fund's faithful long-term shareholders.


FIVE LARGEST STOCK HOLDINGS - AS OF MARCH 31, 1997

      COMPANY                           INDUSTRY            % OF NET ASSETS
  -------------------------------------------------------------------------
 National Health Investors,
    Inc. REIT                      Real Estate                   10.2%
 O'Reilly Automotive, Inc.         Retail                        7.8%
 Sunstone Hotel Investors,
    Inc. REIT                      Real Estate                   6.9%
 General Nutrition Cos., Inc.      Retail                        6.7%
 Renter's Choice, Inc.             Personal Services             4.8%


WASATCH-HOISINGTON U.S. TREASURY FUND

The maturity structure of the Wasatch-Hoisington U.S. Treasury Fund's portfolio is determined by assessing the current and future prospects of the United States' economy. Bond yields are heavily influenced by economic factors. In-depth economic analysis helps lead manager, Van R. Hoisington, and his team make sound investment decisions on behalf of the Fund. We hope the following discussion of the manager's most recent findings on the condition of the economy will provide shareholders with useful information about the correlation between the Fund's investments and economic factors.

Fund performance in the first quarter was affected by the Federal Reserve Board's (Fed) decision to increase the federal funds rate. The increase of 0.25 percentage point to 5.5 percent in late March was in "light of persisting strength of demand, which is progressively increasing the risk of inflationary imbalances developing within the economy." The rationale behind the Fed's decision is the notion that there is a trade-off between the unemployment rate and the inflation rate: as the unemployment rate goes down, the inflation rate heads higher and vice versa. Over U.S. history this unemployment theory of inflation can only be observed in the limited 10-year period from 1960 to 1969. But even then this was because money and credit growth were exploding as the Vietnam war budget deficits were being funded by the creation of new money and credit, rather than by raising taxes or increasing private saving. In the 1960s, wages did not rise BEFORE, but AFTER the policymakers ran large budget deficits financed by newly created money and credit.

Since 1970, the trade-off between unemployment and inflation has not prevailed. There are as many times of high unemployment and high inflation (stagflation) as there are times, like now, of low unemployment and low inflation (prosperity). Part of the reason this trade-off has not occurred is that the U.S. is no longer an island economy. There are many pools of labor outside the U.S. Another reason is that the deficit and monetary conditions that bred the inflation and unemployment trade-off in the 1960s do not exist today. The budget deficit has declined as this expansion has matured, and relative to Gross Domestic Product
(GDP), is currently about 1.2 percent-the smallest deficit in 23 years. Finally, inflation is too much money and credit chasing too few goods. The U.S. has an abundance of goods and services and constricted money and credit. This means that inflation will continue to head lower. The broadest debt aggregates were already decelerating before the Fed raised interest rates, largely due to rising delinquencies on consumer loans.

In raising the federal funds rate, the Fed said that inflation had not accelerated. Indeed, the current business expansion is in its sixth year, yet the inflation is not only at the low of this entire cycle, but at the lowest pace since the mid-1960s. All major measures of inflation moved lower during the first quarter. Inflation in the pipeline of future costs also fell. Producer prices actually DEFLATED thus far in 1997. Another excellent, forward-looking measure of inflation-the value of the dollar-provides encouraging news that inflation will continue heading lower. Also, all three major commodity indices registered declines.


OUTLOOK

Inflation is the ultimate determinant of long-term bond yields. The trend toward lower inflation will eventually create a favorable bond market environment. In the first quarter investor psychology, fueled and supported by warnings from the Fed, turned negative on concerns that inflation, although declining, was poised to head higher. The fundamentals, however, strongly suggest that inflation will continue to decrease and will, over time, further enhance the already high real value of long-term U.S. Treasuries. This should prove to be good news for shareholders of the Wasatch-Hoisington U.S. Treasury Fund.


WRAPPING UP

We are as excited about the outlook for the Wasatch Funds as we have ever been. According to their own investment parameters, each of the Wasatch equity funds is invested in the stocks of companies with excellent fundamentals and outstanding growth prospects. The outlook appears even brighter because we have taken advantage of current opportunities to buy the stocks of high-quality companies at reasonable prices. The Wasatch equity funds are well prepared for a turnaround in small- and mid-size company stock prices. We think investors will eventually take note of the superior earnings growth potential of small- and mid-size companies and will begin to shift their assets from large company stocks to smaller company stocks. Although we cannot say when this shift will occur, we can say that, today, we are ready.

Our advice to shareholders of our equity funds, based on 22 years of experience, is to stay invested. Investing in the stock market provides many opportunities for increasing wealth over the long run, but requires patience and discipline to ride out short-term stock price fluctuations.

Shareholders of the Wasatch-Hoisington U.S. Treasury Fund are also encouraged to look past short-term volatility in the bond market and remain focused on the Fund's long-term investment objective which is to provide a rate of return that exceeds the rate of inflation over a business cycle. We believe economic conditions in the U.S. are such that the outlook for long-term Treasury bonds continues to be favorable.

The trust you have shown by investing in the Wasatch Funds' family of no-load mutual funds is a responsibility we take seriously. We continually strive to achieve each Fund's investment objectives so that we might help you reach your long-term financial goals. We are here to serve you. If you have any questions or if we can assist you with your investment needs, please call us at 1 (800) 551-1700. We appreciate your investments in the Wasatch Funds.

Sincerely,

Samuel S. Stewart, Jr.
Chairman of the Board


RESULTS OF THE SHAREHOLDER MEETING

The annual meeting of the shareholders of the Funds was held on January 31, 1997. Directors elected by the shareholders at the meeting were as follows:
Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon, James U. Jensen and William R. Swinyard.

The matters voted on by the shareholders of record as of December 13, 1996 and the results of the shareholders' vote at the January 31, 1997 meeting were as follows:

A.   Election of Directors
                                           FOR                WITHHELD
                                           ---                --------
Samuel S. Stewart, Jr.
 Mid-Cap Fund                            2,599,158             121,594
 Micro-Cap Fund                         12,812,948             256,194
 Aggressive Equity Fund                  4,389,044             164,745
 Growth Fund                             2,651,490              72,090
 U.S. Treasury Fund                        556,027               2,620

Roy S. Jespersen
 Mid-Cap Fund                            2,599,450             121,302
 Micro-Cap Fund                         12,811,340             257,802
 Aggressive Equity Fund                  4,440,195             113,593
 Growth Fund                             2,654,249              69,331
 U.S. Treasury Fund                        556,027               2,620

Jeffrey S. Cardon
 Mid-Cap Fund                            2,601,976             118,776
 Micro-Cap Fund                         12,797,905             271,236
 Aggressive Equity Fund                  4,440,496             113,292
 Growth Fund                             2,657,641              65,939
 U.S. Treasury Fund                        556,027               2,620

James U. Jensen
 Mid-Cap Fund                            2,607,268             113,484
 Micro-Cap Fund                         12,822,437             246,704
 Aggressive Equity Fund                  4,394,369             159,419
 Growth Fund                             2,657,709              65,871
 U.S. Treasury Fund                        556,027               2,620


A.   Election of Directors (cont'd.)
                                           FOR                WITHHELD
                                           ---                --------
William R. Swinyard
 Mid-Cap Fund                            2,605,911             114,842
 Micro-Cap Fund                         12,814,192             254,950
 Aggressive Equity Fund                  4,443,535             110,253
 Growth Fund                             2,656,467              67,114
 U.S. Treasury Fund                        556,027               2,620
B. Ratification of the selection of Arthur Andersen LLP as independent auditors for the Funds

                                       FOR           AGAINST        ABSTAIN
                                       ---           -------        -------
 Mid-Cap Fund                       2,613,227         41,622         65,904
 Micro-Cap Fund                    12,702,298        131,495        235,349
 Aggressive Equity Fund             4,410,984         57,517         85,287
 Growth Fund                        2,648,702         32,646         42,233
 U.S. Treasury Fund                   556,045          1,584          1,018



MID-CAP FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   ---------                                                       -----
               COMMON STOCKS 100.4%

               BUSINESS SERVICES 4.5%
      51,000   F.Y.I., Inc.<F2>                                 $ 1,051,875
      41,250   Sanmina Corp.<F2>                                  1,845,938
                                                                -----------
                                                                  2,897,813
                                                                -----------

               COMMUNICATIONS PRODUCTS 0.8%
      60,000   Madge Networks, N.V.<F2>                             521,250
                                                                -----------

               COMPUTER SOFTWARE 22.6%
      72,950   Aspen Technologies, Inc.<F2>                       1,987,888
     109,350   Legato Systems, Inc.<F2>                           1,831,613
      72,500   Mercury Interactive Corp.<F2>                        706,875
     221,450   Phoenix Technologies Ltd.<F2>                      3,349,430
     112,000   Synopsys, Inc.<F2>                                 2,800,000
     180,075   Tecnomatix Technologies Ltd.<F2>                   3,736,556
                                                                -----------
                                                                 14,412,362
                                                                -----------

               COMPUTER SYSTEMS & COMPONENTS 7.6%
     135,500   American Power Conversion Corp.<F2>                2,930,187
      42,900   Parametric Technology Corp.<F2>                    1,935,863
                                                                -----------
                                                                  4,866,050
                                                                -----------

               FINANCIAL SERVICES 3.1%
      71,000   Credit Acceptance Corp.<F2>                        1,260,250
      20,900   Green Tree Financial Corp.                           705,375
                                                                -----------
                                                                  1,965,625
                                                                -----------

               HEALTH CARE PRODUCTS 1.2%
       8,000   HBO & Company                                        380,000
      22,000   HCIC, Inc.<F2>                                       368,500
                                                                -----------
                                                                    748,500
                                                                -----------

               HEALTH CARE SERVICES 16.7%
     174,825   Express Scripts, Inc., Class A<F2>                 6,249,994
      43,000   Gulf South Medical Supply, Inc.<F2>                  833,125
     106,475   Home Health Corp. of America<F2>                   1,051,440



MID-CAP FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   ---------                                                       -----
               HEALTH CARE SERVICES 16.7% (CONT'D.)
       2,500   National Surgery Centers, Inc.<F2>                  $ 72,500
     188,700   Physicians Resource Group, Inc.<F2>                2,500,275
                                                                -----------
                                                                 10,707,334
                                                                -----------

               PERSONAL PRODUCTS 4.5%
      42,500   CUC International, Inc.<F2>                          956,250
      81,000   Nu Skin Asia Pacific, Inc., Class A<F2>            1,954,125
                                                                -----------
                                                                  2,910,375
                                                                -----------

               PERSONAL SERVICES 5.0%
      46,000   Loewen Group, Inc.                                 1,466,250
     154,775   Seattle Filmworks, Inc.<F2>                        1,702,525
                                                                -----------
                                                                  3,168,775
                                                                -----------

               REAL ESTATE 2.4%
      33,000   Redwood Trust, Inc. REIT                           1,526,250
                                                                -----------

               RETAIL 4.2%
      73,750   O'Reilly Automotive, Inc.<F2>                      2,710,313
                                                                -----------

               SEMICONDUCTORS 10.2%
      37,300   Anadigics, Inc.<F2>                                1,007,100
       4,000   ASM Lithography Holding NV<F2>                       300,000
      21,000   CFM Technologies, Inc.<F2>                           622,125
     114,100   Micrel, Inc.<F2>                                   3,308,900
       8,000   PRI Automation, Inc.<F2>                             382,000
      34,000   SDL, Inc.<F2>                                        582,250
      10,500   Speedfam International, Inc.<F2>                     346,500
                                                                -----------
                                                                  6,548,875
                                                                -----------

               TELECOMMUNICATIONS 5.0%
      98,850   REMEC, Inc.<F2>                                    2,125,275
      42,170   United States Cellular Corp.<F2>                   1,048,979
                                                                -----------
                                                                  3,174,254
                                                                -----------


MID-CAP FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   ---------                                                       -----
               TRANSPORTATION 12.6%
      75,300   Expeditors International of Washington, Inc.     $ 1,807,200
     149,500   OEA, Inc.<F2>                                      6,241,625
                                                                -----------
                                                                  8,048,825
                                                                -----------

               Total Common Stocks
               (cost $65,845,282)                                64,206,601
                                                                -----------

               Total Investments 100.4%
               (cost $65,845,282)                                64,206,601

               Liabilities, less Cash
               and Other Assets (0.4)%                            (255,834)
                                                                -----------

               NET ASSETS 100.0%                                $63,950,767
                                                                ===========

       <F2> Non-income producing

       See notes to financial statements.



MICRO-CAP FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   --------                                                        -----
               COMMON STOCKS 98.4%

               BUSINESS PRODUCTS 5.1%
     120,991   BMC West Corp.<F3>                              $ 1,391,396
     377,200   Thompson PBE, Inc.<F3>                            1,980,300
                                                                -----------
                                                                 3,371,696
                                                                -----------

               BUSINESS SERVICES 20.9%
      93,875   Barrett Business Services, Inc.<F3>               1,361,188
      14,000   Complete Business Solutions, Inc.<F3>               136,500
      54,500   Data Processing Resources CP<F3>                  1,021,875
     127,000   F.Y.I., Inc.<F3>                                  2,619,375
      52,000   Lason Holdings, Inc.<F3>                          1,040,000
     261,950   National Dentex Corp.<F3>                         4,485,893
      17,000   On Assignment, Inc.<F3>                             429,250
      20,000   Ontrack Data International<F3>                      300,000
      25,000   RemedyTemp, Inc.<F3>                                387,500
     132,000   SOS Staffing Services, Inc.<F3>                   1,468,500
      45,000   Staffmark, Inc.<F3>                                 590,625
                                                                -----------
                                                                13,840,706
                                                                -----------

               COMPUTER SOFTWARE 2.8%
      74,400   Deltek Systems, Inc.<F3>                            660,300
      10,000   Peerless Group, Inc.<F3>                             55,000
      27,200   Phoenix Technologies Ltd.<F3>                       411,400
      89,300   Restrac, Inc.<F3>                                   256,738
      22,500   Tecnomatix Technologies Ltd.<F3>                    466,875
                                                                -----------
                                                                 1,850,313
                                                                -----------

               COMPUTER SYSTEMS & COMPONENTS 2.3%
      30,850   Active Voice Corp.<F3>                              316,212
      89,200   Pinnacle Systems, Inc.<F3>                        1,215,350
                                                                -----------
                                                                 1,531,562
                                                                -----------

               ELECTRONICS 0.6%
      25,000   PCD, Inc.<F3>                                       400,000
                                                                -----------



MICRO-CAP FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   --------                                                        -----
               HEALTH CARE PRODUCTS 10.0%
      35,000   Anesta Corp.<F3>                                 $   603,750
      84,500   CN Biosciences, Inc.<F3>                           1,214,687
      70,400   ICU Medical, Inc.<F3>                                607,200
     159,100   Molecular Devices Corp.<F3>                        2,207,513
      87,550   Techne Corp.<F3>                                   2,024,594
                                                                -----------
                                                                  6,657,744
                                                                -----------

               HEALTH CARE SERVICES 7.9%
      54,300   Corvel Corp.<F3>                                   1,357,500
     188,700   Home Health Corp. of America<F3>                   1,863,413
      56,400   Sullivan Dental                                      824,850
      65,500   Superior Consultant Holdings Corp.<F3>             1,162,625
                                                                -----------
                                                                  5,208,388
                                                                -----------

               PERSONAL PRODUCTS 14.3%
      37,000   Cutter & Buck, Inc.<F3>                              564,250
     135,000   Day Runner, Inc.<F3>                               3,425,624
     227,100   Natural Alternatives International, Inc.<F3>       1,845,188
     104,900   Successories, Inc.<F3>                               701,519
     192,299   Varsity Spirit Corp.                               2,932,560
                                                                -----------
                                                                  9,469,141
                                                                -----------

               PERSONAL SERVICES 5.1%
     216,200   Ambassadors International, Inc.<F3>                1,972,825
       5,400   First Cash, Inc.<F3>                                  31,050
       7,000   Rent-Way, Inc.<F3>                                    70,875
     120,700   Seattle Filmworks, Inc.<F3>                        1,327,700
                                                                -----------
                                                                  3,402,450
                                                                -----------

               REAL ESTATE 5.8%
     293,400   Sunstone Hotel Investors, Inc. REIT                3,850,875
                                                                -----------

               RETAIL 13.0%
      29,800   Buckle, Inc. (The)<F3>                               797,150
     120,700   Fine Host Corp.<F3>                                2,836,450
      80,800   Friedman's, Inc.<F3>                               1,282,700
      19,291   Harold's Stores, Inc.<F3>                            236,315



MICRO-CAP FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   ---------                                                       -----
               RETAIL 13.0% (CONT'D.)
      78,600   K & G Men's Center, Inc.<F3>                     $ 2,102,550
      35,800   Marks Bros. Jewelers, Inc.<F3>                       420,650
      25,500   O'Reilly Automotive, Inc.<F3>                        937,125
                                                                -----------
                                                                  8,612,940
                                                                -----------

               SEMICONDUCTORS 4.9%
      27,500   CFM Technologies, Inc.<F3>                           814,687
      84,250   Micrel, Inc.<F3>                                   2,443,250
                                                                -----------
                                                                  3,257,937
                                                                -----------

               TELECOMMUNICATIONS 3.6%
      54,000   NACT Telecommunications, Inc.<F3>                    317,250
      69,918   REMEC, Inc.<F3>                                    1,503,237
      56,000   Rural Cellular Corp., Class A<F3>                    588,000
                                                                -----------
                                                                  2,408,487
                                                                -----------

               TRANSPORTATION 2.1%
      10,000   Transport Corp. of America, Inc.<F3>                 133,125
     150,500   USA Truck, Inc.<F3>                                1,241,626
                                                                -----------
                                                                  1,374,751
                                                                -----------

               Total Common Stocks
               (cost $65,788,852)                                65,236,990
                                                                -----------

  PRINCIPAL
   AMOUNT
  --------

               SHORT-TERM INVESTMENTS 1.9%
               (Variable Rate)

  $1,266,557   UMB Bank Money Market Fiduciary                    1,233,812
                                                                -----------

               Total Short-Term Investments
               (cost $1,233,812)                                  1,233,812
                                                                -----------

               Total Investments 100.3%
               (cost $67,022,664)                                66,470,802



MICRO-CAP FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

                                                                   VALUE
                                                                   -----
               Liabilities, less Cash
               and Other Assets (0.3)%                          $ (199,148)
                                                                -----------

               NET ASSETS 100.0%                                $66,271,654
                                                                ===========

       <F3> Non-income producing

       See notes to financial statements.



AGGRESSIVE EQUITY FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   ---------                                                       -----
               COMMON STOCKS 97.1%

               BUSINESS PRODUCTS 4.1%
     173,750   American Business Information, Inc.<F4>          $ 3,388,125
      45,078   BMC West Corp.<F4>                                   518,397
     540,950   Thompson PBE, Inc.<F4>                             2,839,988
                                                                -----------
                                                                  6,746,510
                                                                -----------

               BUSINESS SERVICES 11.0%
      59,400   Alternative Resources Corp.<F4>                      898,424
     100,000   Altron, Inc.<F4>                                   1,687,500
     139,100   Barrett Business Services, Inc.<F4>                2,016,950
      91,400   Data Processing Resources CP<F4>                   1,713,750
     185,500   F.Y.I., Inc.<F4>                                   3,825,938
      55,975   Lason Holdings, Inc.<F4>                           1,119,500
     291,300   National Dentex Corp.<F4>                          4,988,513
      44,300   Sanmina Corp.<F4>                                  1,982,425
                                                                -----------
                                                                 18,233,000
                                                                -----------

               COMMUNICATIONS PRODUCTS 0.4%
      78,100   Madge Networks, N.V.<F4>                             678,494
                                                                -----------

               COMPUTER PRODUCTS 0.8%
     119,900   Interlink Computer Sciences, Inc.<F4>              1,273,937
                                                                -----------

               COMPUTER SOFTWARE 7.3%
      53,400   Aspen Technologies, Inc.<F4>                       1,455,150
     180,600   Deltek Systems, Inc.<F4>                           1,602,825
      72,700   Legato Systems, Inc.<F4>                           1,217,725
     121,000   Phoenix Technologies Ltd.<F4>                      1,830,125
     120,050   Synopsys, Inc.<F4>                                 3,001,250
     146,400   Tecnomatix Technologies Ltd.<F4>                   3,037,800
                                                                -----------
                                                                 12,144,875
                                                                -----------

               COMPUTER SYSTEMS & COMPONENTS 2.3%
     108,400   Active Voice Corp.<F4>                             1,111,100
      71,000   American Power Conversion Corp.<F4>                1,535,375


AGGRESSIVE EQUITY FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   ---------                                                       -----
               COMPUTER SYSTEMS & COMPONENTS 2.3% (CONT'D.)
      24,300   Littelfuse, Inc.<F4>                             $ 1,123,875
                                                                -----------
                                                                  3,770,350
                                                                -----------

               HEALTH CARE PRODUCTS 3.8%
     159,400   Molecular Devices Corp.<F4>                        2,211,675
     174,900   Techne Corp.<F4>                                   4,044,563
                                                                -----------
                                                                  6,256,238
                                                                -----------

               HEALTH CARE SERVICES 8.2%
     189,050   Express Scripts, Inc., Class A<F4>                 6,758,537
     175,500   Gulf South Medical Supply, Inc.<F4>                3,400,313
       7,250   HealthCor Holdings, Inc.<F4>                          55,281
     165,700   Home Health Corp. of America<F4>                   1,636,288
      61,400   National Surgery Centers, Inc.<F4>                 1,780,600
                                                                -----------
                                                                 13,631,019
                                                                -----------

               PERSONAL PRODUCTS 4.6%
     186,200   Franklin Quest Co.<F4>                             3,933,475
      58,300   Nu Skin Asia Pacific, Inc., Class A<F4>            1,406,488
     148,049   Varsity Spirit Corp.                               2,257,747
                                                                -----------
                                                                  7,597,710
                                                                -----------

               PERSONAL SERVICES 3.4%
      34,500   Fortress Group, Inc.                                 194,063
      53,500   Loewen Group, Inc.                                 1,705,313
      70,000   Mail Boxes, Etc.<F4>                               1,456,874
      15,800   Renters Choice, Inc.<F4>                             227,125
     180,902   Seattle Filmworks, Inc.<F4>                        1,989,922
                                                                -----------
                                                                  5,573,297
                                                                -----------

               REAL ESTATE 14.6%
     415,500   National Health Investors, Inc. REIT              15,425,438
     163,525   Oasis Residential, Inc. REIT                       3,679,313
      43,950   Redwood Trust, Inc. REIT                           2,032,687
     232,650   Sunstone Hotel Investors, Inc. REIT                3,053,531
                                                                -----------
                                                                 24,190,969
                                                                -----------


AGGRESSIVE EQUITY FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   ---------                                                       -----
               RETAIL 16.5%
      66,850   Buckle, Inc. (The)<F4>                           $ 1,788,237
     130,000   Fine Host Corp.<F4>                                3,055,000
     132,000   Friedman's, Inc.<F4>                               2,095,500
     425,500   General Nutrition Cos., Inc.<F4>                   8,616,375
      63,150   K & G Men's Center, Inc.<F4>                       1,689,263
      87,900   Marks Bros. Jewelers, Inc.<F4>                     1,032,825
     194,650   O'Reilly Automotive, Inc.<F4>                      7,153,387
      42,350   St. John Knits, Inc.                               1,831,638
                                                                -----------
                                                                 27,262,225
                                                                -----------

               SEMICONDUCTORS 5.2%
     136,100   Micrel, Inc.<F4>                                   3,946,900
      50,100   Microchip Technology, Inc.<F4>                     1,503,000
      52,600   Photronics, Inc.<F4>                               1,545,125
      93,500   SDL, Inc.<F4>                                      1,601,187
                                                                -----------
                                                                  8,596,212
                                                                -----------

               TELECOMMUNICATIONS 4.7%
      10,190   Century Telephone Enterprises                        300,590
     185,150   Intercel, Inc.<F4>                                 1,851,500
     142,000   REMEC, Inc.<F4>                                    3,053,000
     100,590   United States Cellular Corp.<F4>                   2,502,176
                                                                -----------
                                                                  7,707,266
                                                                -----------

               TRANSPORTATION 9.1%
     261,900   Expeditors International of Washington, Inc.       6,285,600
     209,900   OEA, Inc.                                          8,763,323
                                                                -----------
                                                                 15,048,923
                                                                -----------

               OTHER 1.1%
      72,300   Cinar Films, Inc., Class B Sub VTG<F4>             1,771,350
                                                                -----------

               Total Common Stocks
               (cost $141,483,687)                              160,482,375
                                                                -----------


AGGRESSIVE EQUITY FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   ---------                                                       -----
               PREFERRED STOCK 0.0%

      12,500   Digitran Systems, Inc.<F4>                       $         1
                                                                -----------

               Total Preferred Stock
               (cost $95,729)                                             1
                                                                -----------

  PRINCIPAL
   AMOUNT
  ---------
               CONVERTIBLE BONDS 2.3%

  $1,304,000   National HealthCare L.P., 6.00%, 7/1/00            3,833,760
                                                                -----------

               Total Convertible Bonds
               (cost $2,503,680)                                  3,833,760
                                                                -----------

               SHORT-TERM INVESTMENTS 0.9%
               (Variable Rate)

   1,794,899   UMB Bank Money Market Fiduciary                    1,422,214
                                                                -----------

               Total Short-Term Investments
               (cost $1,422,214)                                  1,422,214
                                                                -----------

               Total Investments 100.3%
               (cost $145,505,310)                              165,738,350

               Liabilities, less Cash
               and Other Assets (0.3)%                            (447,323)
                                                                -----------

               NET ASSETS 100.0%                               $165,291,027
                                                                ===========

       <F4> Non-income producing

       See notes to financial statements.


GROWTH FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   ---------                                                       -----
               COMMON STOCKS 94.8%

               BUSINESS PRODUCTS 7.8%
      89,000   Altron, Inc.<F5>                                  $1,501,874
      61,375   American Business Information, Inc.<F5>            1,196,813
     201,823   BMC West Corp.<F5>                                 2,320,965
     230,000   Thompson PBE, Inc.<F5>                             1,207,500
                                                                -----------
                                                                  6,227,152
                                                                -----------

               BUSINESS SERVICES 3.5%
     160,900   National Dentex Corp.<F5>                          2,755,412
                                                                -----------

               FINANCIAL SERVICES 5.5%
       5,000   Franklin Savings Assn.<F5>                                 1
     147,737   Washington Federal, Inc.                           3,361,016
     180,986   World Acceptance Corp.<F5>                         1,018,046
                                                                -----------
                                                                  4,379,063
                                                                -----------

               HEALTH CARE PRODUCTS 1.9%
      64,750   Techne Corp.<F5>                                   1,497,344
                                                                -----------

               HEALTH CARE SERVICES 9.8%
     102,925   Corvel Corp.<F5>                                   2,573,125
      91,100   Express Scripts, Inc., Class A<F5>                 3,256,825
     206,506   Home Health Corp. of America<F5>                   2,039,247
                                                                -----------
                                                                  7,869,197
                                                                -----------

               PERSONAL PRODUCTS 8.8%
      42,400   Day Runner, Inc.<F5>                               1,075,900
     165,900   Franklin Quest Co.<F5>                             3,504,638
     160,200   Varsity Spirit Corp.                               2,443,050
                                                                -----------
                                                                  7,023,588
                                                                -----------

               PERSONAL SERVICES 7.0%
      63,500   Ambassadors International, Inc.<F5>                  579,438
      56,000   Mail Boxes, Etc.<F5>                               1,165,500
     269,100   Renters Choice, Inc.<F5>                           3,868,312
                                                                -----------
                                                                  5,613,250
                                                                -----------


GROWTH FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

    NUMBER
   OF SHARES                                                       VALUE
   ---------                                                       -----
               REAL ESTATE 18.4%
     220,200   National Health Investors, Inc. REIT             $ 8,174,925
      22,000   Redwood Trust, Inc. REIT                           1,017,500
     420,800   Sunstone Hotel Investors, Inc. REIT                5,523,000
                                                                -----------
                                                                 14,715,425
                                                                -----------

               RETAIL 20.0%
      29,373   Buckle, Inc. (The)<F5>                               785,727
     212,200   Friedman's, Inc.<F5>                               3,368,675
     266,200   General Nutrition Cos., Inc.<F5>                   5,390,550
      18,500   Marks Bros. Jewelers, Inc.                           217,375
     170,150   O'Reilly Automotive, Inc.<F5>                      6,253,013
                                                                -----------
                                                                 16,015,340
                                                                -----------

               TELECOMMUNICATIONS 5.9%
      80,138   Century Telephone Enterprises                      2,364,056
      62,200   Telephone and Data Systems, Inc.                   2,386,925
                                                                -----------
                                                                  4,750,981
                                                                -----------

               TRANSPORTATION 6.2%
      77,575   Expeditors International of Washington, Inc.       1,861,800
      74,500   OEA, Inc.                                          3,110,375
                                                                -----------
                                                                  4,972,175
                                                                -----------

               Total Common Stocks
               (cost $71,895,870)                                75,818,927
                                                                -----------


GROWTH FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                         VALUE
   ---------                                                       -----
               CONVERTIBLE BONDS 3.4%

   $ 917,000   National HealthCare L.P., 6.00%, 7/1/00          $ 2,695,979
                                                                -----------

               Total Convertible Bonds
               (cost $1,772,594)                                  2,695,979
                                                                -----------

               WARRANTS 0.0%

           1   Cherokee, Inc., Series C                                   1
                                                                -----------

               Total Warrants
               (cost $6)                                                  1
                                                                -----------

               SHORT-TERM INVESTMENTS 2.6%
               (VARIABLE RATE)

   2,071,180   UMB Bank Money Market Fiduciary                    2,071,180
                                                                -----------

               Total Short-Term Investments
               (cost $2,071,180)                                  2,071,180
                                                                -----------

               Total Investments 100.8%
               (cost $75,739,650)                                80,586,087

               Liabilities, less Cash
               and Other Assets (0.8)%                            (632,339)
                                                                -----------

               NET ASSETS 100.0%                                $79,953,748
                                                                ===========

               <F5> Non-income producing

               See notes to financial statements.



WASATCH-HOISINGTON U.S. TREASURY FUND SCHEDULE OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                         VALUE
   ---------                                                       -----
               U.S. GOVERNMENT OBLIGATIONS 95.9%
  $3,750,000   U.S. Treasury Bond,
               6.25%, 8/15/23                                   $ 3,327,375
   1,800,000   U.S. Treasury Bond,
               7.50%, 11/15/24                                    1,864,134
   1,905,000   U.S. Treasury Bond,
               6.875%, 8/15/25                                    1,832,553
   2,050,000   U.S. Treasury Bond,
               6.00%, 2/15/26                                     1,756,829
     750,000   U.S. Treasury Bond,
               6.75%, 8/15/26                                       711,525
   1,055,000   U.S. Treasury Bond,
               6.625%, 2/15/27                                      994,316
                                                                -----------


               Total U.S. Government Obligations
               (cost $10,846,332)                                10,486,732
                                                                -----------

               SHORT-TERM INVESTMENTS 2.7%
               (Variable Rate)

     292,603   UMB Bank Money Market Fiduciary                      292,603
                                                                -----------

               Total Short-Term Investments
               (cost $292,603)                                      292,603
                                                                -----------

               Total Investments 98.6%
               (cost $11,138,935)                                10,779,335

               Cash and Other Assets,
               less Liabilities 1.4%                                151,916
                                                                -----------

               NET ASSETS 100.0%                                $10,931,251
                                                                ===========

       See notes to financial statements.




                       This page intentionally left blank



WASATCH FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)


                                          MID-CAP                MICRO-CAP
                                           FUND                     FUND
-------------------------------------------------------------------------------
ASSETS:
 Investments, at market value
   Nonaffiliated issuers (cost
    $65,845,282, $67,022,664,
    $132,582,956, $67,596,462 and
    $11,138,935, respectively)          $64,206,601               $66,470,802
   Affiliated issuers (cost $0, $0,
    $12,922,354, $8,143,188 and $0,
    respectively)                                 -                         -
 Receivable for investment
   securities sold                          563,419                   461,850
 Receivable for fund shares sold                  -                         -
 Interest and dividends receivable           21,544                     5,082
 Prepaid expenses and other assets           36,092                    24,676
 Receivable from adviser                      7,424                     3,063
                                        -----------               -----------
   Total Assets                          64,835,080                66,965,473
                                        -----------               -----------

LIABILITIES:
 Payable for securities purchased           272,813                   593,682
 Payable to custodian                       483,721                         -
 Accrued investment advisory fee             24,948                    40,733
 Accrued expenses                           102,831                    59,404
                                        -----------               -----------
   Total Liabilities                        884,313                   693,819
                                        -----------               -----------

NET ASSETS                              $63,950,767               $66,271,654
                                        ===========               ===========

NET ASSETS CONSIST OF:
 Capital stock                          $     4,011               $    23,414
 Paid-in-capital in excess of par        61,580,743                63,799,213
 Undistributed net investment income              -                         -
 Undistributed net realized
   gain (loss) on investments             4,004,694                 3,000,889
 Net unrealized appreciation
   (depreciation) on investments        (1,638,681)                 (551,862)
                                        -----------               -----------
 Net Assets                             $63,950,767               $66,271,654
                                        ===========               ===========

CAPITAL STOCK, $.001 PAR VALUE:
 Authorized                             100,000,000               100,000,000
 Issued and outstanding                   4,011,151                23,414,088

NET ASSET VALUE, REDEMPTION
 PRICE AND OFFERING PRICE
 PER SHARE                                   $15.94                     $2.83
                                             ======                    ======



                                        AGGRESSIVE                     U.S.
                                          EQUITY        GROWTH       TREASURY
                                           FUND          FUND          FUND
-------------------------------------------------------------------------------
ASSETS:
 Investments, at market value
   Nonaffiliated issuers (cost
    $65,845,282, $67,022,664,
    $132,582,956, $67,596,462 and
    $11,138,935, respectively)         $155,652,103   $74,180,125  $10,779,335
   Affiliated issuers (cost $0, $0,
    $12,922,354, $8,143,188 and
    $0, respectively)                    10,086,247     6,405,962            -
 Receivable for investment
   securities sold                          930,442         9,050            -
 Receivable for fund shares sold                  -         9,154            -
 Interest and dividends receivable          360,951       211,960      128,401
 Prepaid expenses and other assets           64,446        65,835       21,930
 Receivable from adviser                      7,760         1,017        3,952
                                        -----------   -----------  -----------
   Total Assets                         167,101,949    80,883,103   10,933,618
                                        -----------   -----------  -----------

LIABILITIES:
 Payable for securities purchased         1,605,134       857,666            -
 Payable to custodian                             -             -            -
 Accrued investment advisory fee             50,961        25,184        1,671
 Accrued expenses                           154,827        46,505          696
                                        -----------   -----------  -----------
   Total Liabilities                      1,810,922       929,355        2,367
                                        -----------   -----------  -----------

NET ASSETS                             $165,291,027   $79,953,748  $10,931,251
                                        ===========   ===========  ===========

NET ASSETS CONSIST OF:
 Capital stock                         $      7,445   $     4,718  $     1,084
 Paid-in-capital in excess
   of par                               130,738,643    69,726,683   11,207,731
 Undistributed net investment income         17,897       135,227      149,001
 Undistributed net realized
   gain (loss) on investments            14,294,002     5,240,683     (66,965)
 Net unrealized appreciation
   (depreciation) on investments         20,233,040     4,846,437    (359,600)
                                        -----------   -----------  -----------
 Net Assets                            $165,291,027   $79,953,748  $10,931,251
                                        ===========    ==========   ==========

CAPITAL STOCK, $.001 PAR VALUE:
 Authorized                             100,000,000   100,000,000  100,000,000
 Issued and outstanding                   7,445,614     4,717,961    1,084,296

NET ASSET VALUE, REDEMPTION
 PRICE AND OFFERING PRICE
 PER SHARE                                   $22.20        $16.95       $10.08
                                             ======        ======       ======


See notes to financial statements.



WASATCH FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)


                                            MID-CAP                   MICRO-CAP
                                             FUND                        FUND
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                                $   13,198                 $   66,312
 Dividends                                   89,589                    224,664
                                        -----------                -----------
                                            102,787                    290,976
                                        -----------                -----------


EXPENSES:
 Investment advisory fees                   605,310                    805,308
 Shareholder servicing fees                 194,203                    154,179
 Fund administration and accounting fees     72,798                     60,550
 Reports to shareholders                     26,690                     20,339
 Federal and state registration fees         21,107                     13,045
 Custody fees                                20,489                      6,277
 Legal fees                                   7,073                      5,360
 Audit fees                                   4,032                      3,503
 Directors' fees                              1,456                      1,069
 Pricing fees                                   655                        928
 Other                                        3,752                      2,344
                                        -----------                -----------

 Total expenses before reimbursement        957,565                  1,072,902
 Reimbursement of expenses by adviser     (110,130)                   (66,266)
                                        -----------                -----------

 Net expenses                               847,435                  1,006,636
                                        -----------                -----------

NET INVESTMENT INCOME (LOSS)              (744,648)                  (715,660)
                                        -----------                -----------

REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain on investments        12,790,604                  4,345,055
 Change in unrealized
   appreciation/depreciation
   on investments                      (18,867,749)                (6,984,974)
                                        -----------                -----------

   Net gain (loss) on investments       (6,077,145)                (2,639,919)
                                        -----------                -----------

NET INCREASE (DECREASE)
 IN NET ASSETS
 RESULTING FROM
 OPERATIONS                            $(6,821,793)               $(3,355,579)
                                        ===========                ===========



                                          AGGRESSIVE                     U.S.
                                            EQUITY        GROWTH       TREASURY
                                             FUND          FUND          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest                                $  100,079    $  169,153     $307,387
 Dividends                                1,049,783       868,117            -
                                        -----------   -----------  -----------
                                          1,149,862     1,037,270      307,387
                                        -----------   -----------  -----------


EXPENSES:
 Investment advisory fees                 1,058,494       456,794       22,940
 Shareholder servicing fees                 326,104       111,402        7,961
 Fund administration and accounting fees    159,160        68,700        6,904
 Reports to shareholders                     53,135        22,512        3,128
 Federal and state registration fees         18,045        14,115        5,889
 Custody fees                                24,331         6,158          572
 Legal fees                                  14,154         7,148        1,801
 Audit fees                                   7,007         4,000        1,554
 Directors' fees                              2,908         1,203           93
 Pricing fees                                 1,438           837          291
 Other                                        7,611         2,752          544
                                        -----------   -----------  -----------

 Total expenses before reimbursement      1,672,387       695,621       51,677
 Reimbursement of expenses by adviser      (84,645)      (10,430)     (17,268)
                                        -----------   -----------  -----------

 Net expenses                             1,587,742       685,191       34,409
                                        -----------   -----------  -----------

NET INVESTMENT INCOME (LOSS)              (437,880)       352,079      272,978
                                        -----------   -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain on investments        20,212,948     7,683,233            -
 Change in unrealized
   appreciation/depreciation
   on investments                      (23,739,488)   (3,929,841)    (331,764)
                                        -----------   -----------  -----------

   Net gain (loss) on investments       (3,526,540)     3,753,392    (331,764)
                                        -----------   -----------  -----------


NET INCREASE (DECREASE)
 IN NET ASSETS
 RESULTING FROM
 OPERATIONS                           $ (3,964,420)    $4,105,471   $ (58,786)
                                        ===========   ===========  ===========


See notes to financial statements.



WASATCH FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                     MID-CAP FUND
                                     SIX MONTHS ENDED
                                      MARCH 31, 1997             YEAR ENDED
                                       (UNAUDITED)           SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)          $  (744,648)           $  (1,893,457)
 Net realized gain (loss) on
   investments                           12,790,604              (6,760,269)
 Change in unrealized appreciation/
   depreciation on investments         (18,867,749)                5,203,852
                                       ------------             ------------
 Net increase (decrease) in net
   assets resulting from operations     (6,821,793)              (3,449,874)
                                       ------------             ------------

DIVIDENDS PAID FROM:
 Net investment income                            -                        -
 Net realized gains                        (15,376)              (1,324,019)
                                       ------------             ------------
                                           (15,376)              (1,324,019)
                                       ------------             ------------

CAPITAL SHARE TRANSACTIONS:
 Shares sold                              7,897,682              182,179,742
 Shares issued to holders in
   reinvestment of dividends                     22                1,239,102
                                       ------------             ------------
                                          7,897,704              183,418,844

 Shares redeemed                       (65,600,098)            (148,760,098)
                                       ------------             ------------
 Net increase (decrease)               (57,702,394)               34,658,746
                                       ------------             ------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS                            (64,539,563)               29,884,853

NET ASSETS:
 Beginning of period                    128,490,330               98,605,477
                                       ------------             ------------
 End of period                        $  63,950,767             $128,490,330
                                       ============             ============
 Undistributed net investment income
   included in net assets at end of
   period                             $           -             $          -
                                       ============             ============

                                                               MICRO-CAP FUND                      AGGRESSIVE EQUITY FUND
                                                    SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                     MARCH 31, 1997        YEAR ENDED        MARCH 31, 1997        YEAR ENDED
                                                      (UNAUDITED)      SEPTEMBER 30, 1996     (UNAUDITED)      SEPTEMBER 30, 1996
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                      $   (715,660)       $ (1,003,558)       $   (437,880)      $  (1,849,271)
  Net realized gain (loss) on
    investments                                         4,345,055           5,035,561          20,212,948          10,202,825
  Change in unrealized appreciation/
    depreciation on investments                       (6,984,974)           4,725,256        (23,739,488)        (13,631,797)
                                                    -------------       -------------       -------------       -------------
  Net increase (decrease) in net assets
    resulting from operations                         (3,355,579)           8,757,259         (3,964,420)         (5,278,243)
                                                    -------------       -------------       -------------       -------------

DIVIDENDS PAID FROM:
  Net investment income                                         -                   -                   -                   -
  Net realized gains                                  (4,659,756)                   -        (10,767,752)         (6,568,893)
                                                    -------------       -------------       -------------       -------------
                                                      (4,659,756)                   -        (10,767,752)         (6,568,893)
                                                    -------------       -------------       -------------       -------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                          16,346,790          98,979,879          20,794,695          67,968,096
  Shares issued to holders in
    reinvestment of dividends                              12,806                   -               9,338           6,096,326
                                                    -------------       -------------       -------------       -------------
                                                       16,359,596          98,979,879          20,804,033          74,064,422

  Shares redeemed                                    (36,076,361)        (39,101,525)        (94,099,821)       (114,209,328)
                                                    -------------       -------------       -------------       -------------
  Net increase (decrease)                            (19,716,765)          59,878,354        (73,295,788)        (40,144,906)
                                                    -------------       -------------       -------------       -------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                         (27,732,100)          68,635,613        (88,027,960)        (51,992,042)

NET ASSETS:
  Beginning of period                                  94,003,754          25,368,141         253,318,987         305,311,029
                                                    -------------       -------------       -------------       -------------
  End of period                                       $66,271,654         $94,003,754        $165,291,027        $253,318,987
                                                    =============       =============       =============       =============
  Undistributed net investment income
    included in net assets at end of
    period                                            $         -         $         -        $     17,897        $          -
                                                    =============       =============       =============       =============


See notes to financial statements.



WASATCH FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                     GROWTH FUND
                                        SIX MONTHS ENDED
                                         MARCH 31, 1997          YEAR ENDED
                                           (UNAUDITED)       SEPTEMBER 30, 1996
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $     352,079         $     339,182
 Net realized gain (loss) on
   investments                                7,683,233             4,300,860
 Change in unrealized appreciation/
   depreciation on investments              (3,929,841)             2,666,547
                                            -----------          ------------
 Net increase (decrease) in net assets
   resulting from operations                  4,105,471             7,306,589
                                            -----------          ------------

DIVIDENDS PAID FROM:
 Net investment income                        (342,212)             (190,396)
 Net realized gains                         (6,352,177)           (1,105,143)
                                            -----------          ------------
                                            (6,694,389)           (1,295,539)
                                            -----------          ------------

CAPITAL SHARE TRANSACTIONS:
 Shares sold                                 27,596,339            97,935,584
 Shares issued to holders in
   reinvestment of dividends                     31,050             1,219,162
                                            -----------          ------------
                                             27,627,389            99,154,746

 Shares redeemed                           (49,321,365)          (54,462,619)
                                            -----------          ------------
 Net increase (decrease)                   (21,693,976)            44,692,127
                                            -----------          ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS    (24,282,894)            50,703,177

NET ASSETS:
 Beginning of period                        104,236,642            53,533,465
                                            -----------          ------------
 End of period                            $  79,953,748          $104,236,642
                                            ===========          ============
 Undistributed net investment income
   included in net assets at end of
   period                                 $     135,227          $    204,038
                                            ===========          ============



                                                  U.S. TREASURY FUND
                                          SIX MONTHS ENDED
                                           MARCH 31, 1997        YEAR ENDED
                                            (UNAUDITED)      SEPTEMBER 30, 1996
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $     272,978           $   290,023
 Net realized gain (loss) on
   investments                                        -                19,162
 Change in unrealized appreciation/
   depreciation on investments                (331,764)              (67,058)
                                            -----------          ------------
 Net increase (decrease) in net assets
   resulting from operations                   (58,786)               242,127
                                            -----------          ------------

DIVIDENDS PAID FROM:
 Net investment income                        (194,394)             (371,160)
 Net realized gains                                   -                     -
                                            -----------          ------------
                                              (194,394)             (371,160)
                                            -----------          ------------

CAPITAL SHARE TRANSACTIONS:
 Shares sold                                  5,407,474             5,609,929
 Shares issued to holders in
   reinvestment of dividends                      1,334               359,319
                                            -----------          ------------
                                              5,408,808             5,969,248

 Shares redeemed                            (1,651,261)           (2,448,554)
                                            -----------          ------------
 Net increase (decrease)                      3,757,547             3,520,694
                                            -----------          ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS       3,504,367             3,391,661

NET ASSETS:
 Beginning of period                          7,426,884             4,035,223
                                            -----------          ------------
 End of period                              $10,931,251            $7,426,884
                                            ===========          ============
 Undistributed net investment income
   included in net assets at end of
   period                                  $    149,001           $    70,417
                                            ===========          ============


See notes to financial statements.



WASATCH FUNDS
FINANCIAL HIGHLIGHTS


                                                    MID-CAP FUND
                                  SIX MONTHS ENDED
                                   MARCH 31, 1997   YEAR ENDED SEPTEMBER 30,
                                    (UNAUDITED)     1996      1995      1994
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                             $17.95      $18.61    $11.02    $10.51

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)           (0.19)      (0.26)    (0.02)    (0.27)
Net realized and unrealized
 gains (losses) on securities          (1.82)      (0.21)      7.64      0.78
                                      -------     -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS       (2.01)      (0.47)      7.62      0.51

LESS DISTRIBUTIONS:
Distributions from capital gains            -      (0.19)    (0.03)         -
                                      -------     -------   -------   -------
TOTAL DISTRIBUTIONS                         -      (0.19)    (0.03)         -
                                      -------     -------   -------   -------

NET ASSET VALUE, END OF PERIOD         $15.94      $17.95    $18.61    $11.02
                                       ======      ======    ======    ======

TOTAL RETURN<F2>                     (11.18)%     (2.54)%    69.24%     4.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
 (in thousands)                       $63,951    $128,490   $98,605    $1,091
Ratio of expenses to average
 net assets<F3>                         1.75%       1.75%     1.75%     1.75%
Ratio of net income (loss)
 to average net assets<F3>            (1.54)%     (1.27)%   (0.71)%   (1.19)%
Portfolio turnover rate                   40%        121%       46%      213%
Average commission rate paid
 on portfolio investment
 transactions<F4>                       $0.05       $0.05       N/A       N/A



                                                     MID-CAP FUND
                                                                 AUGUST 16,
                                                               1992 <F1><F2>
                                           YEAR ENDED             THROUGH
                                          SEPTEMBER 30,        SEPTEMBER 30,
                                              1993                  1992
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                                   $  9.93               $10.00
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)                  (0.07)                    -
Net realized and unrealized
 gains (losses) on securities                   0.65               (0.07)
                                              ------               ------
TOTAL FROM INVESTMENT OPERATIONS                0.58               (0.07)

LESS DISTRIBUTIONS:
Distributions from capital gains                   -                    -
                                              ------               ------
TOTAL DISTRIBUTIONS                                -                    -
                                              ------               ------

NET ASSET VALUE, END OF PERIOD                $10.51               $ 9.93
                                              ======               ======

TOTAL RETURN<F2>                               5.85%              (0.70)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)      $2,451                 $148
Ratio of expenses to average
 net assets<F3>                                1.74%                1.56%
Ratio of net income (loss) to average
 net assets<F3>                              (0.86)%              (0.38)%
Portfolio turnover rate                         113%                  40%
Average commission rate paid on portfolio
 investment transactions<F4>                     N/A                  N/A

<F1>  Commencement of operations.
<F2>  Not annualized for periods less than a year.
<F3>  Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.98%, 1.81%, 1.94%, 3.33%, 2.69% and 7.65%, respectively, and the ratio of net income (loss) to average net assets would be (1.77)%, (1.33)%, (0.90)%, (2.76)%, (1.81)% and (6.47)%, respectively.
<F4>  Disclosure required by the Securities and Exchange Commission beginning
      1996.

See notes to financial statements.


WASATCH FUNDS
FINANCIAL HIGHLIGHTS


                                                 MICRO-CAP FUND
                                    SIX MONTHS                      JUNE 19,
                                       ENDED          YEAR          1995<F1>
                                     MARCH 31,        ENDED          THROUGH
                                       1997         SEPT. 30,       SEPT. 30,
                                    (UNAUDITED)       1996            1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                              $3.15          $2.72          $2.00

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)           (0.03)         (0.03)              -
Net realized and unrealized
 gains (losses) on securities          (0.11)           0.46           0.72
                                       ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS       (0.14)           0.43           0.72

LESS DISTRIBUTIONS:
Dividends from net investment
 income                                     -              -              -
Distributions from capital gains       (0.18)              -              -
                                       ------         ------         ------
TOTAL DISTRIBUTIONS                    (0.18)              -              -
                                       ------         ------         ------

NET ASSET VALUE, END OF PERIOD          $2.83          $3.15          $2.72
                                        =====          =====          =====

TOTAL RETURN<F2>                      (4.63)%         15.81%         36.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period
 (in thousands)                       $66,272        $94,004        $25,368
Ratio of expenses to average
 net assets<F3>                         2.50%          2.50%          2.50%
Ratio of net income (loss)
 to average
 net assets<F3>                       (1.78)%        (1.53)%        (0.76)%
Portfolio turnover rate                   39%            84%             0%
Average commission rate paid
 on portfolio investment
 transactions<F4>                       $0.05          $0.04            N/A

<F1>  Commencement of operations.
<F2>  Not annualized for periods less than a year.
<F3>  Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 2.67%, 2.67% and 3.40%, respectively, and the ratio of net income (loss) to average net assets would be (1.94)%, (1.70)% and (1.66)%, respectively.
<F4>  Disclosure required by the Securities and Exchange Commission beginning
      1996.

See notes to financial statements.


                       This page intentionally left blank

WASATCH FUNDS
FINANCIAL HIGHLIGHTS

                                                                AGGRESSIVE EQUITY FUND
                                                SIX MONTHS ENDED
                                                 MARCH 31, 1997      YEAR ENDED SEPTEMBER 30,
                                                   (UNAUDITED)     1996        1995         1994
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                           $24.17      $25.00       $19.96      $19.75

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                          (0.06)      (0.18)       (0.04)      (0.02)
Net realized and unrealized
  gains (losses) on securities                        (0.69)      (0.11)         6.59        1.33
                                                    --------    --------     --------    --------
TOTAL FROM INVESTMENT OPERATIONS                      (0.75)      (0.29)         6.55        1.31

LESS DISTRIBUTIONS:
Dividends from net investment income                       -           -            -           -
Distributions from capital gains                      (1.22)      (0.54)       (1.51)      (1.10)
                                                    --------    --------     --------    --------
TOTAL DISTRIBUTIONS                                   (1.22)      (0.54)       (1.51)      (1.10)
                                                    --------    --------     --------    --------

NET ASSET VALUE, END OF PERIOD                        $22.20      $24.17       $25.00      $19.96
                                                    ========    ========     ========    ========

TOTAL RETURN<F1>                                     (3.44)%     (1.09)%       35.19%       6.85%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)            $165,291    $253,319     $305,311     $46,369
Ratio of expenses to average net assets<F2>            1.50%       1.50%        1.47%       1.50%
Ratio of net income (loss) to average
  net assets<F2>                                     (0.41)%     (0.65)%      (0.37)%     (0.67)%
Portfolio turnover rate                                  26%         73%          29%         64%
Average commission rate paid on portfolio
  investment transactions<F3>                          $0.05       $0.05          N/A         N/A



                                                                             AGGRESSIVE EQUITY FUND
                                                                            YEAR ENDED SEPTEMBER 30,
                                                      1993         1992        1991         1990         1989       1988
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                                           $15.23      $16.42      $  9.77      $10.92      $  9.07      $11.76

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                          (0.09)      (0.03)       (0.04)        0.01       (0.01)        0.03
Net realized and unrealized
  gains (losses) on securities                           5.4      (0.26)         6.69      (1.16)         1.91      (1.66)
                                                     -------     -------      -------     -------      -------     -------
TOTAL FROM INVESTMENT OPERATIONS                        5.31      (0.29)         6.65      (1.15)         1.90      (1.63)

LESS DISTRIBUTIONS:
Dividends from net investment income                       -           -            -           -       (0.05)      (0.01)
Distributions from capital gains                      (0.79)      (0.90)            -           -            -      (1.05)
                                                     -------     -------      -------     -------      -------     -------
TOTAL DISTRIBUTIONS                                   (0.79)      (0.90)            -           -       (0.05)      (1.06)
                                                     -------     -------      -------     -------      -------     -------

NET ASSET VALUE, END OF PERIOD                        $19.75      $15.23       $16.42     $  9.77       $10.92     $  9.07
                                                     =======     =======      =======     =======      =======     =======

TOTAL RETURN<F1>                                      35.73%     (2.30)%       68.07%    (10.53)%       21.09%    (13.17)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $23,293     $12,542       $7,588      $2,767       $1,191        $833
Ratio of expenses to average net assets<F2>            1.50%       1.51%        1.51%       1.56%        1.50%       1.50%
Ratio of net income (loss) to average
  net assets<F2>                                     (0.77)%     (0.41)%      (0.36)%       0.08%      (0.12)%       0.30%
Portfolio turnover rate                                  70%         32%          41%         74%          82%         71%
Average commission rate paid on portfolio
  investment transactions<F3>                            N/A         N/A          N/A         N/A          N/A         N/A

<F1>  Not annualized for periods less than a year.
<F2>  Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, except for the years ended September 30, 1996 and 1995 where there were no reimbursements, the ratio of expenses to average net assets for the six months ending March 31,
      1997 and the years ending September 30, 1994 through September 30, 1988 would be 1.58%, 1.52%, 1.64%, 1.69%, 1.67%, 1.75%,
      1.91% and 2.30% respectively, and the ratio of net income (loss) to average net assets would be (0.49)%, (0.69)%, (0.92)%,
      (0.59)%, (0.52)%, (0.27)%, (0.55)% and (0.22)%, respectively.
<F3>  Disclosure required by the Securities and Exchange Commission beginning 1996.

See notes to financial statements.


WASATCH FUNDS
FINANCIAL HIGHLIGHTS

                                                                      GROWTH FUND
                                                SIX MONTHS ENDED
                                                 MARCH 31, 1997      YEAR ENDED SEPTEMBER 30,
                                                    (UNAUDITED)    1996        1995         1994
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                           $17.57      $15.97       $15.30      $15.68

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                            0.08        0.07         0.02      (0.14)
Net realized and unrealized
  gains (losses) on securities                          0.68        1.87         4.59        0.71
                                                      ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS                        0.76        1.94         4.61        0.57

LESS DISTRIBUTIONS:
Dividends from net investment income                  (0.07)      (0.05)            -           -
Distributions from capital gains                      (1.31)      (0.29)       (3.94)      (0.95)
                                                      ------      ------       ------      ------
TOTAL DISTRIBUTIONS                                   (1.38)      (0.34)       (3.94)      (0.95)
                                                      ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                        $16.95      $17.57       $15.97      $15.30
                                                      ======      ======       ======      ======
TOTAL RETURN<F1>                                       4.22%      12.39%       39.76%       3.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $79,954    $104,237      $53,533     $11,219
Ratio of expenses to average net assets<F2>            1.50%       1.50%        1.50%       1.50%
Ratio of net income (loss) to average
  net assets<F2>                                       0.77%       0.40%        0.29%     (0.51)%
Portfolio turnover rate                                  30%         62%          88%        163%
Average commission rate paid on portfolio
  investment transactions<F3>                          $0.05       $0.05          N/A         N/A




                                                                                  GROWTH FUND
                                                                            YEAR ENDED SEPTEMBER 30,
                                                      1993         1992        1991         1990         1989       1988
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF PERIOD                                           $13.64      $15.01       $10.73      $11.39       $ 9.48      $11.47

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                          (0.08)      (0.02)         0.08        0.10         0.13        0.10
Net realized and unrealized
  gains (losses) on securities                          3.21      (0.45)         5.16      (0.65)         1.89      (1.67)
                                                      ------      ------       ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS                        3.13      (0.47)         5.24      (0.55)         2.02      (1.57)

LESS DISTRIBUTIONS:
Dividends from net investment income                       -      (0.04)       (0.16)      (0.11)       (0.11)      (0.02)
Distributions from capital gains                      (1.09)      (0.86)       (0.80)           -            -      (0.40)
                                                      ------      ------       ------      ------       ------      ------
TOTAL DISTRIBUTIONS                                   (1.09)      (0.90)       (0.96)      (0.11)       (0.11)      (0.42)
                                                      ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                        $15.68      $13.64       $15.01      $10.73       $11.39     $  9.48
                                                      ======      ======       ======      ======       ======      ======

TOTAL RETURN<F1>                                      23.57%     (3.61)%       51.90%     (4.82)%       21.60%    (13.39)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $17,619     $14,243      $11,651      $4,574       $3,378      $2,605
Ratio of expenses to average net assets<F2>            1.50%       1.49%        1.51%       1.87%        1.50%       1.50%
Ratio of net income (loss) to average
  net assets<F2>                                     (0.55)%       0.15%        0.51%       1.45%        1.37%       1.21%
Portfolio turnover rate                                 104%         40%          37%         69%          63%         88%
Average commission rate paid on portfolio
  investment transactions<F3>                            N/A         N/A          N/A         N/A          N/A         N/A


<F1>  Not annualized for periods less than a year.
<F2>  Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.52%, 1.51%, 1.58%, 1.64%, 1.67%, 1.66%, 2.02%, 1.89% and 1.91%, respectively, and the ratio of net income (loss)
      to average net assets would be 0.75%, 0.39%, 0.21%, (0.64)%, (0.66)%, (0.03)%, 0.36%, 1.29%, 0.96% and 0.80%, respectively.
<F3>  Disclosure required by the Securities and Exchange Commission beginning 1996.

See notes to financial statements.

WASATCH FUNDS
FINANCIAL HIGHLIGHTS


                                                                  U.S. TREASURY FUND
                                                SIX MONTHS ENDED
                                                 MARCH 31, 1997      YEAR ENDED SEPTEMBER 30,
                                                    (UNAUDITED)    1996        1995         1994
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                           $10.21      $10.50       $10.09      $10.42

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)                            0.27        0.44         0.56        0.55
Net realized and unrealized
   gains (losses) on securities                       (0.17)        0.01         0.44      (0.40)
                                                      ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS                        0.10        0.45         1.00        0.15

LESS DISTRIBUTIONS:
Dividends from net investment income                  (0.23)      (0.74)       (0.59)      (0.46)
Distributions from capital gains                           -           -            -      (0.02)
                                                      ------      ------       ------      ------
TOTAL DISTRIBUTIONS                                   (0.23)      (0.74)       (0.59)      (0.48)
                                                      ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                        $10.08      $10.21       $10.50      $10.09
                                                      ======      ======       ======      ======

TOTAL RETURN<F1>                                       0.83%       4.42%       10.46%       1.51%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)             $10,931      $7,427       $4,035      $3,250
Ratio of expenses to average net assets<F2>            0.75%       0.93%        1.00%       1.00%
Ratio of net income (loss) to average
  net assets<F2>                                       5.95%       5.21%        5.88%       5.15%
Portfolio turnover rate                                   0%         30%          43%         45%



                                                                              U.S. TREASURY FUND
                                                                           YEAR ENDED SEPTEMBER 30,
                                                      1993         1992        1991         1990         1989       1988
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                           $11.17      $11.14       $10.13      $10.61       $10.64      $10.19

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)                            0.55      (0.03)         0.58        0.69         1.25        0.81
Net realized and unrealized
   gains (losses) on securities                       (0.17)        0.94         1.24      (0.19)       (0.06)        0.25
                                                      ------      ------       ------      ------       ------      ------
TOTAL FROM INVESTMENT OPERATIONS                        0.38        0.91         1.82        0.50         1.19        1.06

LESS DISTRIBUTIONS:
Dividends from net investment income                  (0.53)      (0.56)       (0.81)      (0.69)       (1.22)      (0.61)
Distributions from capital gains                      (0.60)      (0.32)            -      (0.29)            -           -
                                                      ------      ------       ------      ------       ------      ------
TOTAL DISTRIBUTIONS                                   (1.13)      (0.88)       (0.81)      (0.98)       (1.22)      (0.61)
                                                      ------      ------       ------      ------       ------      ------

NET ASSET VALUE, END OF PERIOD                        $10.42      $11.17       $11.14      $10.13       $10.61      $10.64
                                                      ======      ======       ======      ======       ======      ======

TOTAL RETURN<F1>                                       3.80%       8.44%       18.74%       4.87%       12.50%      10.84%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)              $3,748      $5,234       $3,540      $1,771       $1,119        $816
Ratio of expenses to average net assets<F2>            1.00%       1.00%        1.01%       1.32%        0.99%       0.95%
Ratio of net income (loss) to average
  net assets<F2>                                       4.60%       4.90%        6.79%      10.00%        8.25%       8.47%
Portfolio turnover rate                                  46%         95%          66%         71%          29%         30%

<F1>  Not annualized for periods less than a year.
<F2>  Net of reimbursements by adviser.  Absent reimbursement of expenses by adviser, the ratio of expenses to average net assets would be 1.13%, 1.67%, 1.59%, 1.39%, 1.35%, 1.20%, 1.20%, 1.57%, 1.42% and 1.35% respectively, and the ratio of net income
      (loss) to average net assets would be 5.57%, 4.47%, 5.29%, 4.76%, 4.24%, 4.71%, 6.59%, 9.75%, 7.82% and 8.06%, respectively.

See notes to financial statements.


WASATCH FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)

1.   ORGANIZATION
     Wasatch Funds, Inc., formerly Wasatch Advisors Funds, Inc., was incorporated on November 18, 1986 under the laws of the State of Utah and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Mid-Cap, Micro-Cap and Aggressive Equity Funds are non-diversified portfolios and the Growth and Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Funds are diversified portfolios of Wasatch Funds, Inc. The Aggressive Equity Fund, Growth Fund and Wasatch-Hoisington U.S. Treasury Fund commenced operations on December 6, 1986. The Mid-Cap Fund commenced operations on August 16, 1992 and the Micro-Cap Fund commenced operations on June 19, 1995. The Mid-Cap, Micro-Cap, Aggressive Equity, Growth, and Wasatch-Hoisington U.S. Treasury Funds (the "Funds") have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Manager") as investment adviser.

     Wasatch Funds, Inc. is authorized to issue 100,000,000 shares of Series A common stock (Aggressive Equity Fund), 100,000,000 shares of Series B common stock (Growth Fund), 100,000,000 shares of Series C common stock (U.S. Treasury
Fund), 100,000,000 shares of Series D common stock (Mid-Cap Fund) and 100,000,000 shares of Series E common stock (Micro-Cap Fund) all with a par value of $.001 per share.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The accounting and reporting policies of the Funds conform to generally accepted accounting principles. The following is a summary of the more significant of such policies.

A) VALUATION OF SECURITIES-Securities listed or admitted for trading privileges on the New York Stock Exchange or the American Stock Exchange are valued at the closing price on the exchange on which the security is traded. Securities traded in the over-the-counter market are valued at the last sales price or, if no sales occurred on the valuation date, at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in these securities. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

B) INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date plus one. Gain or loss from sale of investment securities is computed on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.


WASATCH FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)

C) FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.

D) EXPENSES-The Funds are charged for those expenses that are directly attributable to it, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.

E) USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires that Management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

3.   DISTRIBUTIONS
     Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified to paid-in-capital in excess of par value. Accordingly, at March 31, 1997, reclassifications were recorded to increase (decrease) undistributed net investment income by $744,648, $715,660, $455,777 and ($78,678) and increase (decrease) undistributed net realized gain on investments by ($744,648), ($715,660), ($455,777) and $78,678; for the Mid-Cap, Micro-Cap,
Aggressive Equity and Growth Funds, respectively.

4.    CAPITAL STOCK
      Transactions in shares of capital stock were as follows:
                                                         SIX MONTHS ENDED MARCH 31, 1997
                                                                    AGGRESSIVE                         U.S.
                                       MID-CAP       MICRO-CAP        EQUITY         GROWTH          TREASURY
                                        FUND            FUND           FUND           FUND             FUND
                                        ----            ----           ----           ----             ----
   Shares sold                         432,805        5,386,396        877,597       1,601,932         514,610
   Dividends
      reinvested                             1            4,341            400           1,844             126
   Shares redeemed                 (3,580,046)     (11,793,816)    (3,912,084)     (2,819,249)       (158,042)
                                   -----------     ------------    -----------     -----------       ---------
   Net increase (decrease)         (3,147,240)      (6,403,079)    (3,034,087)     (1,215,473)         356,694
                                   ===========     ============    ===========     ===========       =========



WASATCH FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)
                                                          YEAR ENDED SEPTEMBER 30, 1996
                                                                    AGGRESSIVE                         U.S.
                                       MID-CAP       MICRO-CAP        EQUITY         GROWTH          TREASURY
                                        FUND            FUND           FUND           FUND             FUND
                                        ----            ----           ----           ----             ----
   Shares sold                      10,158,198       33,670,987      2,799,772       5,814,862         547,955
   Dividends
      reinvested                        68,459                -        257,555          76,725          35,305
   Shares redeemed                 (8,365,863)     (13,187,618)    (4,789,910)     (3,309,665)       (239,816)
                                   -----------     ------------    -----------     -----------       ---------
   Net increase (decrease)           1,860,794       20,483,369    (1,732,583)       2,581,922         343,444
                                   ===========     ============    ===========     ===========       =========


5.  PURCHASES AND SALES OF SECURITIES
    Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 1997 are summarized below:

                                                                    AGGRESSIVE                         U.S.
                                       MID-CAP       MICRO-CAP        EQUITY         GROWTH          TREASURY
                                        FUND            FUND           FUND           FUND             FUND
                                        ----            ----           ----           ----             ----
   Purchases                       $37,871,487      $30,252,012    $53,556,532     $25,654,600           -
   Sales                            92,878,709       47,334,642    128,633,374      48,108,860           -



    The only purchases and sales of U.S. government securities occurred in the U.S. Treasury Fund and were $3,759,822 and $0, respectively. Net gain or loss on securities sold is determined on the identified cost basis which is the same as that used for federal income tax reporting. The Mid-Cap and U.S. Treasury Funds' basis in investments is the same for income tax and financial reporting purposes. The Micro-Cap, Aggressive Equity and Growth Funds' tax basis in their investments is $67,299,816, $146,246,039 and $76,009,468, respectively. At September 30, 1996, the U.S. Treasury Fund had an accumulated net realized capital loss carryover of $31,182 and $35,783 expiring in 2002 and 2003, respectively. To the extent the U.S. Treasury Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.


WASATCH FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)

  As of March 31, 1997, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:

                                                                    AGGRESSIVE                         U.S.
                                       MID-CAP       MICRO-CAP        EQUITY         GROWTH          TREASURY
                                        FUND            FUND           FUND           FUND             FUND
                                        ----            ----           ----           ----             ----
  Unrealized
      appreciation                 $ 7,788,470       $8,583,872    $31,893,341     $10,269,335               -
   Unrealized
      depreciation                 (9,427,151)      (9,412,886)   (12,401,030)     (5,692,716)      $(359,600)
                                   -----------     ------------    -----------     -----------       ---------
   Net unrealized
      appreciation
      (depreciation)              $(1,638,681)     $  (829,014)    $19,492,311    $  4,576,619      $(359,600)
                                   ===========     ============    ===========     ===========       =========

6.   INVESTMENT ADVISORY
     The investment policies of the Funds and the management of the Funds' portfolios are administered by the Manager. The Manager paid for the Funds' office space, facilities and certain business equipment in addition to those provided by the Funds' custodian, administrator and transfer agent. The Manager also compensates all officers and directors of the Funds, provided such persons are also employees of the Manager or its affiliates. For the six months ended March 31, 1997, management fees for the Mid-Cap, Micro-Cap, Aggressive Equity, Growth and U.S. Treasury Funds were 1.25%, 2.0%, 1.0%, 1.0% and 0.5% of the daily net assets of each portfolio, respectively. The Manager voluntarily agreed to reimburse its management fee to the extent that total expenses exceeded 1.75% of the net assets of the Mid-Cap Fund, 2.5% of the net assets of the Micro-Cap Fund, 1.5% of the net assets of the Aggressive Equity and Growth Funds and 0.75% of the net assets of the U.S. Treasury Fund computed on a daily basis. For the six months ended March 31, 1997, the Manager reimbursed $110,130 for the Mid-Cap Fund, $66,266 for the Micro-Cap Fund, $84,645 for the Aggressive Equity Fund, $10,430 for the Growth Fund and $17,268 for the U.S. Treasury Fund.


WASATCH FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)

7.   TRANSACTIONS WITH AFFILIATES
     The following is an analysis of transactions for the six months ended March 31, 1997 in the Aggressive Equity and Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:

                                                       AGGRESSIVE EQUITY FUND
                                                                                                         AMOUNT OF
                                                                                      AMOUNT OF         GAIN (LOSS)
                                                                                      DIVIDENDS         REALIZED ON
                                                                                     CREDITED TO          SALE OF
                                              SHARE ACTIVITY                        INCOME FOR THE     SHARES FOR THE
                            ---------------------------------------------------       SIX MONTHS         SIX MONTHS
                            BALANCE                                     BALANCE         ENDED              ENDED
SECURITY NAME               9/30/96       PURCHASES        SALES        3/31/97        3/31/97            3/31/97
--------------              -------      ----------        -----        --------    --------------     --------------
National Dentex
  Corp.                     228,000         63,300              -        291,300              -                    -
Thompson PBE, Inc.          660,950              -        120,000        540,950              -         $(1,000,913)
Varsity Spirit Corp.        194,824              -         46,775        148,049        $17,586                6,114




                                                            GROWTH FUND
                                                                                                         AMOUNT OF
                                                                                      AMOUNT OF         GAIN (LOSS)
                                                                                      DIVIDENDS         REALIZED ON
                                                                                     CREDITED TO          SALE OF
                                              SHARE ACTIVITY                        INCOME FOR THE     SHARES FOR THE
                            ---------------------------------------------------       SIX MONTHS         SIX MONTHS
                            BALANCE                                     BALANCE         ENDED              ENDED
SECURITY NAME               9/30/96       PURCHASES        SALES        3/31/97        3/31/97            3/31/97
--------------              -------      ----------        -----        --------    --------------     --------------

National Dentex
  Corp.                     126,700         34,200              -        160,900              -                    -
Thompson PBE, Inc.          240,000              -         10,000        230,000              -            $(38,750)
Varsity Spirit Corp.        110,200         50,000              -        160,200        $10,469                    -